UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-01976
Sequoia Fund, Inc.

(Exact name of registrant as specified in charter)
45 Rockefeller Plaza, 34th Floor, New York, New York 10111

(Address of principal executive offices) (Zip code)
John B. Harris
Ruane Cunniff L.P.
45 Rockefeller Plaza, 34th Floor
New York, NY 10111

(Name and address of agent for service)
Registrant's telephone number, including area code:
(800) 686-6884
Date of fiscal year end:
December 31
Date of reporting period:
December 31, 2025
Item 1. Report to Shareholders.
(a) Report to Shareholders.

Sequoia Fund, Inc.
SEQUX
Annual Shareholder Report | December 31, 2025
This annual shareholder report contains important information about Sequoia Fund, Inc. (the “Fund”) for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Fund at www.sequoiafund.com/resources. You can also request this information by contacting us at 1-800-686-6884.
Fund Expenses
(Based on a hypothetical $10,000 investment)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Sequoia Fund, Inc.	$111	1.00%
Management's Discussion of Fund Performance
SUMMARY OF RESULTS
The Fund returned 22.13% for the year ended December 31, 2025. Over the same period, the S&P 500 returned 17.88%. We were pleased to post another 20%+ year, especially in a year that was marked by large swings in the broader market. By focusing on investing in very high-quality companies, we expect the resulting portfolio to be resilient to market volatility. We were encouraged to see Sequoia hold up well through the tariff-related market swoon early in the year. As the market recovered over the remainder of the year, Sequoia’s lead over the S&P 500 narrowed but still ended the year ahead.
During 2025, we trimmed several existing investments due primarily to valuation, position size, and competing investment opportunities, rather than meaningful changes to the fundamentals of the businesses. We added modestly to our existing investment in Ashtead Group PLC. We exited Jacobs Solutions, Inc., an investment that we had already significantly reduced in prior years. Notable new positions added this past year included MSA Safety, Inc., Accenture PLC, and Align Technology, Inc.
Top five contributors to performance over the 12 months ended December 31, 2025 were Rolls-Royce, Alphabet, Taiwan Semiconductor Manufacturing, Eurofins Scientific, and Charles Schwab.
Top five detractors to performance over the 12 months ended December 31, 2025 were Constellation Software, UnitedHealth Group, Liberty Broadband, Icon PLC, and Credit Acceptance Corp.
Fund Performance
The following graph shows the performance of a hypothetical $10,000 investment in the Fund over the 10-year period ended December 31, 2025.
GROWTH OF $10,000
Average Annual Total Return	1 Year	5 Years	10 Years
Fund	22.13%	10.46%	11.04%
S&P 500 Index	17.88%	14.42%	14.82%
The Fund’s past performance is not a good predictor of the Fund’s future performance.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Key Fund Statistics
Net assets	$3,788,837,987
Total number of portfolio holdings	26
Total advisory fees paid, net	$33,490,380
Portfolio turnover rate as of the end of the reporting period	10%
Fund Holdings (as of December 31, 2025)
The following table and graph show the investment makeup of the Fund as of December 31, 2025. Figures are expressed as percentages of the Fund’s net assets.
Top Ten Holdings
Rolls-Royce Holdings PLC	12.9%
Alphabet, Inc.	8.2%
Liberty Media Corp.-Liberty Formula One	7.2%
Universal Music Group NV	6.0%
Eurofins Scientific SE	5.7%
Capital One Financial Corp.	5.3%
Constellation Software, Inc.	5.3%
Elevance Health, Inc.	4.9%
The Charles Schwab Corp.	4.4%
Intercontinental Exchange, Inc.	4.3%
Sector Allocation
Material Fund Changes
There were no material changes to the Fund during the year ended December 31, 2025.
Changes in and Disagreements with Accountants
There were no changes in or disagreements with accountants during the reporting period.
Availability of Additional Information
You can find additional information about the Fund, such as the prospectus, financial information, portfolio holdings and proxy voting information, at www.sequoiafund.com/resources. You can also request this information by contacting us at 1-800-686-6884.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communications to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-686-6884 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at left to navigate to additional hosted material at www.sequoiafund.com/resources.
Sequoia Fund, Inc.

(b)	Not applicable.

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is attached as an exhibit to this Form N-CSR and also made available on the registrant’s website at www.sequoiafund.com.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	A copy of the Code of Ethics is filed as an Exhibit.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that the registrant does not have an audit committee financial expert serving on its audit committee. The registrant’s Board of Directors has determined that, based on the background and extensive experience of each of the members of the audit committee in the financial services industry, a designated audit committee financial expert is unnecessary. The members of the audit committee are well-known and respected members of the investment management industry and the registrant is satisfied that their collective knowledge and experience is sufficient for them to perform their duties as audit committee members.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $88,850 for 2024 and $106,916 for 2025.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2024 and $0 for 2025.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $8,550 for 2024 and $9,116 for 2025.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2024 and $0 for 2025.

(e)(1)

The registrant’s audit committee has the responsibility to pre-approve all audit and non-audit services provided to the registrant by its independent auditor in advance at regularly scheduled audit committee meetings. The registrant’s audit committee also has the responsibility to pre-approve all non-audit services provided by the registrant’s independent auditor to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, in advance at regularly scheduled audit committee meetings.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) None

(c) None

(d) None

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $23,550 for 2024 and $38,616 for 2025.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the financial statements filed under Item 7 of this form.

(b)	Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	The annual Financial Statements are attached herewith.

(b)	The Financial Highlights are included with the Financial Statements under Item 7(a).

ANNUAL
FINANCIAL STATEMENTS
AND OTHER INFORMATION
N-CSR Items 7-12
December 31, 2025

Sequoia Fund
December 31, 2025

Page

Sequoia Fund
December 31, 2025
Schedule of Investments
December 31, 2025
(Percentages are of the Fund's Net Assets)
Common Stocks (97.0%)
Shares		Value (Note 1)
	Aerospace & Defense (12.9%)
30,376,735	Rolls-Royce Holdings PLC (United Kingdom)	$470,882,679
1,148,165	Rolls-Royce Holdings PLC - SP ADR (United Kingdom)	18,049,154
		488,931,833
	Application Software (9.0%)
82,980	Constellation Software, Inc. (Canada)	199,592,126
528,328	SAP SE (Germany)	129,362,653
45,927	SAP SE - SP ADR (Germany)	11,156,128
		340,110,907
	Cable & Satellite (1.9%)
136,469	Charter Communications, Inc. - Class A(a)	28,487,904
340,216	Liberty Broadband Corp. - Class A(a)	16,425,628
582,797	Liberty Broadband Corp. - Class C(a)	28,323,934
		73,237,466
	Consumer Finance (7.7%)
826,743	Capital One Financial Corp.	200,369,434
204,668	Credit Acceptance Corp.(a)	90,762,071
		291,131,505
	Financial Exchanges & Data (4.3%)
1,015,750	Intercontinental Exchange, Inc.	164,510,870
	Health Care Supplies (1.9%)
454,963	Align Technology, Inc.(a)	71,042,473
	Integrated Telecommunication Services (0.3%)
68,043	GCI Liberty, Inc. - Class A(a)	2,508,745
181,122	GCI Liberty, Inc. - Class C(a)	6,739,550
		9,248,295
	Interactive Media & Services (9.4%)
991,141	Alphabet, Inc. - Class A	310,227,133
70,138	Meta Platforms, Inc. - Class A	46,297,392
		356,524,525
	Investment Banking & Brokerage (4.4%)
1,671,788	The Charles Schwab Corp.	167,028,339
	IT Consulting & Other Services (2.5%)
352,334	Accenture PLC - Class A (Ireland)	94,531,212
	Life Sciences Tools & Services (8.7%)
2,921,395	Eurofins Scientific SE (Luxembourg)	214,233,140
631,186	ICON PLC (Ireland)(a)	115,014,713
		329,247,853
	Managed Health Care (7.3%)
532,467	Elevance Health, Inc.	186,656,307
277,001	UnitedHealth Group, Inc.	91,440,800
		278,097,107
	Movies & Entertainment (13.2%)
42,201	Liberty Media Corp.-Liberty Formula One - Class A(a)	3,771,926
The accompanying notes form an integral part of these Financial Statements.

Sequoia Fund
December 31, 2025
Schedule of Investments (Continued)
December 31, 2025
Shares		Value (Note 1)
	Movies & Entertainment (13.2%) (Continued)
2,739,436	Liberty Media Corp.-Liberty Formula One - Class C(a)	$269,861,840
8,685,297	Universal Music Group NV (Netherlands)	226,900,744
		500,534,510
	Multi-Sector Holdings (1.0%)
78,269	Berkshire Hathaway, Inc. - Class B(a)	39,341,913
	Office Services & Supplies (2.8%)
672,227	MSA Safety, Inc.	107,650,432
	Research & Consulting Services (0.8%)
1,012,960	Amentum Holdings, Inc.(a)	29,375,840
	Semiconductors (4.0%)
497,379	Taiwan Semiconductor Manufacturing Co., Ltd. - SP ADR (Taiwan)	151,148,504
	Trading Companies & Distributors (4.0%)
2,179,199	Ashtead Group PLC (United Kingdom)	149,398,773
	Miscellaneous Securities (0.9%)(b)	32,503,228
	Total Common Stocks (Cost $1,746,825,520)	3,673,595,585
Units
	Warrants (0.0%)
99,240	Constellation Software, Inc., expiring 03/31/40 (Canada)(a)	0
	(cost $0)
	Total Investments (97.0%) (Cost $1,746,825,520)(c)	3,673,595,585
	Other Assets Less Liabilities (3.0%)	115,242,402
	Net Assets (100.0%)	$3,788,837,987

(a)	Non-income producing security.
(b)	”Miscellaneous Securities“ include holdings that are not restricted, have been held for not more than one year prior to December 31, 2025, and have not previously been publicly disclosed.
(c)	The cost for federal income tax purposes is $1,803,025,839. The difference between book cost and tax cost is attributable to financial and tax accounting differences on a corporate spin-off.
Abbreviation:
SP ADR	Sponsored American Depository Receipt
The accompanying notes form an integral part of these Financial Statements.

Sequoia Fund
December 31, 2025
Schedule of Investments (Continued)
December 31, 2025
Generally accepted accounting principles establish a disclosure hierarchy that categorizes the inputs to valuation techniques used to value the investments at measurement date. These inputs are summarized in the three levels listed below:
Level 1 −	unadjusted quoted prices in active markets for identical securities.
Level 2 −	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk).
Level 3 −	unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers between levels are recognized at the end of the reporting period. For the year ended December 31, 2025, there were no transfers in or out of Level 3 and there were no Level 3 securities held by the Fund.
The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2025:
	Level 1	Level 2	Level 3	Total
Common Stocks	$3,673,595,585	$—	$—	$3,673,595,585
Warrants	—	0	—	0
Total Investments	$3,673,595,585	$0	$—	$3,673,595,585
The accompanying notes form an integral part of these Financial Statements.

Sequoia Fund
December 31, 2025
Statement of Assets and Liabilities
December 31, 2025
Assets
Investments in securities, at value (cost $1,746,825,520)(Note 1)	$3,673,595,585
Cash on deposit	116,640,346
Receivable for investments sold	483,002
Receivable for capital stock sold	960,699
Dividends receivable	1,091,868
Other assets	206,345
Total assets	3,792,977,845
Liabilities
Payable for capital stock repurchased	1,093,837
Accrued investment advisory fee	2,880,137
Accrued professional fees	50,604
Accrued transfer agent fees	43,807
Accrued custodian fees	20,848
Accrued other expenses	50,625
Total liabilities	4,139,858
Net Assets	$3,788,837,987
Net Assets Consist of
Capital (par value and paid in surplus) $.10 par value capital stock, 100,000,000 shares authorized, 18,664,227 shares outstanding	$1,914,893,238
Total distributable earnings (loss)	1,873,944,749
Net Assets	$3,788,837,987

Net asset value per share	$203.00
The accompanying notes form an integral part of these Financial Statements.

Sequoia Fund
December 31, 2025
Statement of Operations
Year Ended December 31, 2025
Investment Income
Income
Dividends, net of $1,767,441 foreign tax withheld	$32,121,271
Total investment income	32,121,271
Expenses
Investment advisory fee(Note 2)	36,658,869
Professional fees	601,012
Transfer agent fees	607,339
Independent Directors fees and expenses	1,075,371
Custodian fees	124,892
Other	1,688,900
Total expenses	40,756,383
Less expenses reimbursed by Investment Adviser(Note 2)	3,947,514
Net expenses	36,808,869
Net investment loss	(4,687,598)
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions and Translations
Realized gain (loss) on
Investments(Note 3)	480,141,773
Class actions	5,182,872
Foreign currency transactions	(409,045)
Net realized gain on investments and foreign currency transactions	484,915,600
Net change in unrealized appreciation/(depreciation) on
Investments	237,572,669
Foreign currency translations	69,808
Net increase in unrealized appreciation/(depreciation) on investments and foreign currency translations	237,642,477
Net realized and unrealized gain on investments, foreign currency transactions and translations	722,558,077
Net increase in net assets from operations	$717,870,479
The accompanying notes form an integral part of these Financial Statements.

Sequoia Fund
December 31, 2025
Statements of Changes in Net Assets
	Year Ended December 31,
	2025	2024
Increase (Decrease) in Net Assets
From operations
Net investment loss	$(4,687,598)	$(7,772,822)
Net realized gain on investments and foreign currency transactions	484,915,600	453,892,840
Net increase in unrealized appreciation on investments and foreign currency translations	237,642,477	204,912,991
Net increase in net assets from operations	717,870,479	651,033,009
Distributions to shareholders from:
Total distributable earnings	(352,975,739)	(168,628,570)
Capital share transactions
Shares sold	386,293,410	35,568,288
Shares issued to shareholders on reinvestment of net income and net realized gain distributions	290,806,673	134,261,544
Shares repurchased	(618,158,884)	(528,891,163)
Net increase (decrease) from capital shares transactions	58,941,199	(359,061,331)
Total increase in net assets	423,835,939	123,343,108
Net Assets
Beginning of year	3,365,002,048	3,241,658,940
End of year	$3,788,837,987	$3,365,002,048

Share transactions
Shares sold	1,875,117	197,652
Shares issued to shareholders on reinvestment of net income and net realized gain distributions	1,495,620	728,337
Shares repurchased	(3,043,392)	(2,922,191)
Net increase (decrease) from capital share transactions	327,345	(1,996,202)
The accompanying notes form an integral part of these Financial Statements.

Sequoia Fund
December 31, 2025
Financial Highlights
	Year Ended December 31,
	2025	2024	2023	2022	2021
Per Share Operating Performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$183.51	$159.43	$124.72	$184.99	$169.62
Income from investment operations
Net investment loss	(0.25)	(0.43)	(0.18)	(0.66)	(0.13)
Net realized and unrealized gains (losses) on investments	39.46	33.62	34.89	(55.76)	42.92
Net increase (decrease) in net asset value from operations	39.21	33.19	34.71	(56.42)	42.79
Less distributions from
Net investment income	(0.02)(a)	(0.66)(a)	—	(0.02)(a)	(4.93)(a)
Net realized gains	(19.70)	(8.45)	—	(3.83)	(22.49)
Total distributions	(19.72)	(9.11)	—	(3.85)	(27.42)
Net asset value, end of year	$203.00	$183.51	$159.43	$124.72	$184.99

Total Return	22.13%(b)	20.79%(b)	27.83%(b)	(30.52)%(b)	25.48%

Ratios/Supplementary data
Net assets, end of year (in millions)	$3,789	$3,365	$3,242	$2,987	$4,899
Ratio of expenses to average net assets
Before expenses reimbursed by Investment Adviser	1.11%	1.11%	1.11%	1.09%	1.07%
After expenses reimbursed by Investment Adviser	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment loss to average net assets	(0.13)%	(0.22)%	(0.12)%	(0.43)%	(0.27)%
Portfolio turnover rate	10%	7%	9%	16%	23%

(a)	The difference of net investment income/(loss) for financial and tax reporting is attributable to financial and tax accounting differences on corporate spin–offs. As a result, the Fund was required to make a distribution from net investment income for tax purposes.
(b)	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended December 31, 2025, 2024, 2023 and 2022 by 0.17%, 0.02%, 0.62% and 0.08%, respectively.
The accompanying notes form an integral part of these Financial Statements.

Sequoia Fund
December 31, 2025
Notes to Financial Statements
Note 1—  Significant Accounting Policies
Sequoia Fund, Inc. (the ‘‘Fund’’) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company. The investment objective of the Fund is long-term growth of capital. The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles (”GAAP“). The Fund follows such policies in the preparation of its financial statements.
A.	Valuation of investments: Investments for which market quotations are readily available are valued at market value, and other investments are valued at “fair value” as determined in accordance with procedures approved by the Fund’s Board of Directors (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Ruane Cunniff L.P. (the “Investment Adviser”) as valuation designee to perform fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.
Securities traded on a national securities exchange are valued at the last reported sales price on the principal exchange on which the security is listed; securities traded in the NASDAQ Stock Market (”NASDAQ“) are valued in accordance with the NASDAQ Official Closing Price. Securities for which there is no sale or Official Closing Price are valued at the mean of the last reported bid and asked prices.
Securities traded on a foreign exchange are valued at the closing price on the last business day of the period on the principal exchange on which the security is primarily traded. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the New York Stock Exchange on the date of valuation.
U.S. Treasury Bills with remaining maturities of 60 days or less are valued at their amortized cost, provided that the amortized cost value is approximately the same as the fair value as determined without the use of amortized cost valuation. U.S. Treasury Bills that when purchased have a remaining maturity in excess of 60 days are valued on the basis of market quotations and estimates until the sixtieth day prior to maturity, at which point they are valued at amortized cost. Fixed-income securities, other than U.S. Treasury Bills, are valued at prices supplied by an independent pricing service.
When reliable market quotations are insufficient or not readily available at the time of valuation or when the Investment Adviser determines that the prices or values available do not represent the fair value of a security, such security is valued at fair value as determined in good faith by the Investment Adviser, in accordance with procedures approved by the Board.
B.	Foreign currency translations: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of foreign securities are translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized gains or losses on foreign currency transactions arise from the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized gains and losses on foreign currency transactions and translations arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
C.	Investment transactions and investment income: Investment transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Premiums and discounts on fixed income securities are amortized over the life of the respective security. The net realized gain or loss on security transactions is determined for accounting and tax purposes on the specific identification basis.

Sequoia Fund
December 31, 2025
Notes to Financial Statements (Continued)
D.	Federal income taxes: The Fund’s policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and it intends to distribute all of its taxable income to its stockholders. Therefore, no federal income tax provision is required.
E.	Use of estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F.	Dividends and distributions: Dividends and distributions are recorded by the Fund on the ex-dividend date.
G.	Operating Segment Reporting: The Fund has adopted the Financial Accounting Standards Board (FASB) Accounting Standards Update 2023-07, Segment Reporting (Topic 280) — Improvements to Reportable Segment Disclosures (“ASU 2023-07”). The adoption of this new standard only impacts financial statement disclosures and does not affect the Funds’ financial positions or the results of their operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The members of the Investment Committee of the Investment Adviser collectively act as the CODM of the Fund. The Fund is considered to be a single reporting segment. The objective and strategy of the Fund is used by the CODM to make investment decisions, and the results of the operations is the information used for the day-to-day management of the Fund. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements.
Note 2— Investment Advisory Contract and Payments to Affiliates
The Investment Adviser provides the Fund with investment advice and administrative services pursuant to an investment advisory contract (the “Advisory Contract”) with the Fund.
Under the terms of the Advisory Contract, the Investment Adviser receives an investment advisory fee equal to 1.00% per annum of the Fund’s average daily net asset value. Under the Advisory Contract, the Investment Adviser is contractually obligated to reimburse the Fund for the amount, if any, by which the operating expenses of the Fund (including the investment advisory fee) in any year exceed the sum of 1½% of the average daily net asset value of the Fund for such year up to a maximum of $30,000,000 of net assets, plus 1.00% of the average daily net asset value in excess of $30,000,000. The expenses incurred by the Fund exceeded the limitation for the year ended December 31, 2025 and the Investment Adviser reimbursed the Fund $3,168,489. Such reimbursement is not subject to recoupment by the Investment Adviser.
The Fund has contractually agreed to pay an asset-based fee to certain financial intermediaries for providing recordkeeping and other administrative services for sub-accounts maintained by the intermediaries. The Investment Adviser has contractually agreed to pay such fees on behalf of the Fund as long as the Advisory Contract remains in effect. Total fees paid by the Investment Adviser to the intermediaries on behalf of the Fund for the year ended December 31, 2025 were approximately $779,025, which is included in expenses reimbursed by the Investment Adviser in the Statement of Operations.
For the year ended December 31, 2025, advisory fees of $36,658,869 were earned by the Investment Adviser. Certain officers of the Fund are also officers of the Investment Adviser. There were no other amounts accrued or paid to interested persons, including officers and directors.
Note 3— Investment Transactions
The aggregate cost of purchases and the proceeds from the sales of securities, excluding short-term securities, for the year ended December 31, 2025 were $423,765,299 and $701,373,599, respectively. Proceeds of sales includes the value of securities distributed in-kind in payment of redemptions.

Sequoia Fund
December 31, 2025
Notes to Financial Statements (Continued)
Note 4— Federal Income Tax Information
Distributions to shareholders are determined in accordance with federal income tax regulations and may differ from those determined for financial statement purposes. To the extent these differences are permanent such amounts are reclassified within the capital accounts. During the year ended December 31, 2025, permanent differences due primarily to realized gains on redemptions in-kind not recognized for tax purposes, resulted in a net decrease in total distributable earnings (loss) of $286,024,189 with a corresponding increase in paid in capital of $286,024,189. These reclassifications had no effect on net assets.
At December 31, 2025 the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities for federal income tax purposes were $1,803,025,839, $1,935,610,272 and $65,040,526, respectively. The net unrealized appreciation on foreign currencies was $44,978.
The tax character of distributions paid for the year ended December 31, 2025 and 2024 was as follows:
	2025	2024
Distributions paid from
Ordinary income	$371,061	$12,197,174
Long-term capital gains	352,604,678	156,431,396
	$352,975,739	$168,628,570
Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.
As of December 31, 2025 and 2024 the components of distributable earnings on a tax basis were as follows:
	2025	2024
Undistributed ordinary income	$680,280	$368,809
Undistributed long-term gains	2,649,744	155,953,966
Unrealized appreciation	1,870,614,725	1,638,751,423
	$1,873,944,749	$1,795,074,198
The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the positions are ‘‘more likely than not’’ to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions for all open years (tax years ended December 31, 2022 through December 31, 2025) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.
Note 5—  Indemnification
The Fund’s officers, directors and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss pursuant to these arrangements to be remote.
Note 6— In-Kind Transactions
As disclosed in its prospectus, the Fund has a policy pursuant to which the Fund may limit cash payments in connection with redemption requests above certain dollar amounts. As a result, the Fund may satisfy such redemption requests in-kind by delivering portfolio securities.
During 2025, the Fund commenced participation in the ReFlow Fund, LLC (“ReFlow”) liquidity program and other similar

Sequoia Fund
December 31, 2025
Notes to Financial Statements (Continued)
programs. ReFlow operates a liquidity program through which it makes a source of capital available to participating funds (like the Fund) to allow participating funds to satisfy some or all of their daily net redemptions. This program is designed to provide an alternative liquidity source to funds on days where redemptions of fund shares exceed purchases. Pursuant to the program, ReFlow stands ready to purchase Fund shares up to the value of net redemptions on a given day, which provides a source of cash to the Fund to satisfy net shareholder redemptions by other shareholders.
Following purchases of the Fund’s shares, ReFlow periodically redeems its entire share position in the Fund and requests that such redemption be met in-kind in accordance with the Fund’s redemption in-kind policies. ReFlow generally redeems its shares when the Fund experiences net sales, when a maximum holding period is reached (currently 8 days), when ReFlow reaches a maximum position in the Fund or at other times at ReFlow’s discretion. While ReFlow holds the Fund’s shares, it will have the same rights and privileges with respect to those shares as any other shareholder.
For use of the ReFlow service, the Investment Adviser, on behalf of the Fund, pays a fee to ReFlow each time it purchases Fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds. The current minimum fee rate (which is subject to change) is 0.14% of the value of the Fund shares purchased by ReFlow, although a Fund may submit a bid at a higher fee rate. ReFlow fees that were incurred by the Fund during year ended December 31, 2025 were $224,812 and are recorded in other expenses within the Statement of Operations.
ReFlow’s purchases of the Fund’s shares through the liquidity program are made on an investment-blind basis without regard to the Fund’s objective, policies or anticipated performance. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of the Fund.
The Fund expects to satisfy redemption requests in-kind in connection with its participation in other liquidity programs and pay a fee to certain third parties arising from distributing non-U.S. portfolio securities to such parties. The Investment Adviser reimbursed the Fund for a portion of those fees in the amount of $307,794. Investments in the Fund by ReFlow and other approved third parties are not subject to the Fund’s investment minimums, or the limitations noted in the “Frequent Purchases and Redemptions of Shares” section within the Fund’s prospectus. The Board has approved the Fund’s use of ReFlow and other liquidity programs.
During the year ended December 31, 2025, the Fund had the following in-kind redemption transactions:
Redemptions In-Kind Value of Securities	$328,266,782
Cash	6,178,593
Total Amount	$334,445,375
Realized Gains	$286,024,189
The Fund recognizes a gain on in-kind redemptions to the extent that the value of the distributed securities on the date of redemption exceeds the cost of those securities and recognizes a loss to the extent that the cost of those securities exceeds the value of the distributed securities on the date of redemption. Such net gains are not taxable to the Fund and are not required to be distributed to shareholders. The Fund has reclassified these amounts against paid-in capital on the Statements of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Fund’s net assets or NAV per share.
Note 7— Subsequent Events
Management, on behalf of the Fund, has evaluated the need for disclosures and/or adjustments to the financial statements from subsequent events. As a result of this evaluation, no subsequent events require disclosure and/or adjustment to the financial statements.

Sequoia Fund
December 31, 2025
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and Board of Directors
Sequoia Fund, Inc.:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Sequoia Fund, Inc. (the Fund), including the schedule of investments, as of December 31, 2025, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.
We have served as the Fund's auditor since 2015.
New York, New York
February 24, 2026

Sequoia Fund
December 31, 2025
Other Information (Unaudited)
Changes in and Disagreements with Accountants
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others
Disclosed as part of the Fund’s financial statements.
Approval of Advisory Contract (Unaudited)
At a meeting held on December 5, 2025, the Board of Directors of the Fund, including a majority of the independent Directors, evaluated and approved the renewal of the investment advisory contract between the Fund and the Investment Adviser (the “Advisory Contract”). In approving the renewal of the Advisory Contract, the Directors considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Contract.
Nature, Extent and Quality of Services. The Directors considered information concerning the nature, extent and quality of the services provided to the Fund by the Investment Adviser under the Advisory Contract, as well as information regarding the portfolio managers, the Investment Adviser’s staffing and organizational matters and the compensation of the portfolio managers. Based on these and other factors concerning advisory services provided by the Investment Adviser, the Directors concluded that they were satisfied with the nature, extent and quality of services provided by the Investment Adviser to the Fund under the Advisory Contract.
Investment Performance. The Directors reviewed and considered information showing the Fund’s performance under the Investment Adviser’s management, which included comparing the performance of the Fund and that of the S&P 500 Index for the 1-year, 3-year, 5-year, 10-year, and since inception periods ended September 30, 2025. They also reviewed the Fund’s top five holdings. The Directors also reviewed information comparing the Fund’s annualized performance to the annualized performance of peer-group funds for the 1-year, 3-year, 5-year, 10-year, 20-year and since inception periods ended September 30, 2025, and for the period from June 30, 2016 through September 30, 2025, reflecting the Fund’s performance under the management of the Investment Committee. The Directors considered that the peer-group funds’ performance information was compiled by the Investment Adviser from publicly-available information, and discussed how the performance of the Fund compared to that of the S&P 500 Index. The Directors also considered the Fund’s performance in light of the performance of the Investment Adviser’s other advisory clients managed by the Fund’s portfolio managers for the 1-year, 3-year and 5-year periods ended September 30, 2025.
Fees. The Directors considered the fee paid by the Fund to the Investment Adviser under the Advisory Contract and the Fund’s net expense ratio. They reviewed information comparing the Fund’s advisory fee and expense ratio to the advisory fees charged to, and the expense ratios of, the peer-group funds. They considered the Fund’s net expense ratio of 1.00% (after waiver/expense reimbursements), as well as the Investment Adviser’s obligation under the Advisory Contract to reimburse the Fund for the excess, if any, in any year of the Fund’s operating expenses over 1½% of the Fund’s average daily net asset values up to a maximum of $30 million, plus 1% of the Fund’s average daily net asset values in excess of $30 million and the amount reimbursed by the Investment Adviser for the most recent year end. They noted that the net fee rate received by the Investment Adviser was 0.89%. They considered information regarding the Investment Adviser’s views on the peer-group funds’ advisory fee structures and how those structures differ from the Fund’s advisory fee structure, as well as information concerning the fees charged by the Investment Adviser to its other advisory clients. Based on these and other factors, the Directors determined that the advisory fee charged by the Investment Adviser to the Fund under the Advisory Contract was reasonable in light of the services provided by the Investment Adviser and the fees charged by other investment advisers to similar funds.

Sequoia Fund
December 31, 2025
Other Information (Unaudited) (Continued)
Profitability and Other Benefits to the Investment Adviser. The Directors considered information highlighting the profitability of the Fund to the Investment Adviser and other benefits to the Investment Adviser as a result of its relationship with the Fund. Based on these factors, the Directors concluded that the Investment Adviser’s profitability would not prevent them from approving the renewal of the Advisory Contract.
Economies of Scale. The Directors considered whether the Fund’s existing advisory fee might require adjustment in light of any economies of scale realized by the Investment Adviser and determined that no such adjustment was necessary.
In light of information presented to them, the Directors concluded that the renewal of the Advisory Contract and retention of the Investment Adviser under the terms of the Advisory Contract (including at the advisory fee rate set forth therein) were in the best interests of the Fund and its stockholders. This conclusion was not based on any single factor, but on an evaluation of the totality of factors and information reviewed the Directors.
Based upon such conclusions, the Directors, including a majority of the independent Directors, approved the renewal of the Advisory Contract.

Sequoia Fund
December 31, 2025
Sequoia Fund, Inc.
45 Rockefeller Plaza, 34th Floor
New York, New York 10111
1-800-686-6884
Website: www.sequoiafund.com
Interested Directors
John B. Harris
Jennifer Rusk Talia
Independent Directors
Melissa Crandall, Chairperson of the Board
Peter Atkins
Edward Lazarus
Roger Lowenstein
Katharine Weymouth
Officers
John B. Harris	—	President & CEO
Jennifer Rusk Talia	—	Executive Vice President
Patrick Dennis	—	Treasurer
Yau Dun Lee	—	Chief Compliance Officer & Secretary
Michael Valenti	—	Assistant Secretary
Investment Adviser
Ruane Cunniff L.P.
45 Rockefeller Plaza, 34th Floor
New York, New York 10111
Distributor
Foreside Financial Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
Custodian
The Bank of New York Mellon
MF Custody Administration Department
240 Greenwich Street,
New York, New York 10286
Registrar and Transfer Agent
SS&C GIDS, Inc.
P.O. Box 219477
Kansas City, Missouri 64121
Accounting Agent
The Bank of New York Mellon
118 Flanders Road
Westborough, Massachusetts 01581
Legal Counsel
Seward & Kissel LLP
901 K Street, NW
Washington, DC 20001

45 Rockefeller Plaza, 34th Floor
New York, NY 10111
(212) 832-5280
info@ruanecunniff.com
For additional information about Ruane Cunniff L.P. and Sequoia Fund, please visit www.ruanecunniff.com and www.sequoiafund.com.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

This information is disclosed as part of the financial statements filed under Item 7 of this form.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

This information is disclosed as part of the financial statements filed under Item 7 of this form.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 16.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act)) are effective, as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18.	Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	Not applicable

(a)(5)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Sequoia Fund, Inc.

By (Signature and Title)*	/s/ John B. Harris
John B. Harris, President and CEO (principal executive officer)

Date February 25, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John B. Harris
John B. Harris, President and CEO (principal executive officer)

Date February 25, 2026

By (Signature and Title)*	/s/ Patrick Dennis
Patrick Dennis, Treasurer (principal financial officer)

Date February 25, 2026

* Print the name and title of each signing officer under his or her signature.